Exhibit 10 (a)






                            THE WEST COMPANY, INCORPORATED





                       1992 NON-QUALIFIED STOCK OPTION PLAN FOR


                                NON-EMPLOYEE DIRECTORS







                                 ADOPTED MAY 7, 1992


                                REFLECTING AMENDMENTS


                    EFFECTIVE ON APRIL 30, 1996 AND APRIL 28, 1998

                            THE WEST COMPANY, INCORPORATED

                       1992 NON-QUALIFIED STOCK OPTION PLAN FOR
                                NON-EMPLOYEE DIRECTORS


                                  Table of Contents


          1.  Purpose   . . . . . . . . . . . . . . . . . . . . . . . . . 1

          2.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . 1

          3.  Administration  . . . . . . . . . . . . . . . . . . . . . . 2

          4.  Shares Subject to the Plan
               a)   Total Number  . . . . . . . . . . . . . . . . . . . . 2
               b)   Reduction in Number of Shares Available . . . . . . . 2
               c)   Increase in Number of Shares Available  . . . . . . . 3
               d)   Other Adjustments   . . . . . . . . . . . . . . . . . 3

          5.  Grant of Options  . . . . . . . . . . . . . . . . . . . . . 3

          6.  General Terms
               a)   Option Price  . . . . . . . . . . . . . . . . . . . . 3
               b)   Option Period   . . . . . . . . . . . . . . . . . . . 3
               c)   Service Period  . . . . . . . . . . . . . . . . . . . 4
               d)   Transfer and Exercise   . . . . . . . . . . . . . . . 4
               e)   Method of Exercise  . . . . . . . . . . . . . . . . . 4
               f)   Issuance of Certificates; Payment of Cash   . . . . . 4

          7.  Change in Control
               a)   Effect of Change in Control   . . . . . . . . . . . . 5
               b)   Definition  . . . . . . . . . . . . . . . . . . . . . 5

          8.  Amendments and Termination
               a)   Board Authority   . . . . . . . . . . . . . . . . . . 7
               b)   Prior Stockholder and Optionee Approval   . . . . . . 7

          9.  General Provisions
               a)   Compliance with Regulations   . . . . . . . . . . . . 7
               b)   Other Plans   . . . . . . . . . . . . . . . . . . . . 8
               c)   Withholding of Taxes  . . . . . . . . . . . . . . . . 8
               d)   Conformity with Law   . . . . . . . . . . . . . . . . 8
               e)   Insufficient Shares   . . . . . . . . . . . . . . . . 8

          10. Effective Date and Termination  . . . . . . . . . . . . . . 9

                            THE WEST COMPANY, INCORPORATED

                       1992 NON-QUALIFIED STOCK OPTION PLAN FOR
                                NON-EMPLOYEE DIRECTORS



               1. Purpose. The purposes of the Plan are to attract and retain the services of experienced and knowledgeable non-employee directors and to encourage eligible directors of The West Company to acquire a proprietary and vested interest in the growth and performance of the Company, thus enhancing the value of the Company for the benefit of its stockholders.

               2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

                    a) "Board" means the Board of Directors of the Company.

                    b) "Code" means the Internal Revenue Code of 1986, as amended.

                    c) "Common Stock" means the common stock, par value $0.25 per share, of the Company.

                    d)   "Company"    means    The    West    Company,
                         Incorporated.

                    e) "Eligible Director" means each director of the Company who is not an employee of the Company or any of the Company's subsidiaries (as defined in section 424 (f) of the Code).

                    f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                    g) "Fair Market Value" means with respect to the Common Stock on any given date the mean between the highest and lowest prices of actual sales of the stock on the principal national securities exchange on which it is listed on such date or, if there are no such sales, on the next preceding date on which a sale occurred.

                    h) "Grant Date" means the date on which an Option is granted.

                    i) "Option" means any right granted to an Optionee allowing such Optionee to purchase Shares at such price or prices and during such period or periods as are set forth in the Plan. All Options shall be non-qualified options and shall not be qualified for the favorable tax treatment afforded under section 422 of the Code.

                    j) "Option Letter" means a written instrument evidencing an Option granted hereunder and signed by an authorized representative of the Company.

                    k) "Optionee" means an Eligible Director who receives an Option under the Plan.

                    l)   "Shares" means shares of Common Stock.

               3. Administration. Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan.

               4.   Shares Subject to the Plan.

                    a) Total Number. Subject to adjustment as provided in this Section, the total number of Shares as to which Options may be granted under the Plan shall be 200,000 Shares. Any Shares issued pursuant to Options hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

                    b)   Reduction in Number of Shares Available.

                         1) The grant of an Option shall reduce the Shares as to which Options may be granted by the number of Shares subject to such Option.

                         2) Any Shares issued by the Company under any other stock option plan of the Company shall not reduce the Shares available for grants under this Plan.

                    c) Increase in Number of Shares Available. The lapse, expiration, cancellation, or other termination of an Option that has not been fully exercised shall increase the number of Shares as to which Options may be granted by the number of Shares that have not been issued upon exercise of such Option.


                    d) Other Adjustments. The total number and kind of Shares available for Options under the Plan, the number and kind of Shares subject to outstanding Options, and the exercise price for such Options shall be appropriately adjusted by the Board for:

                         i) any increase or decrease in the number of outstanding Shares resulting from a stock dividend, subdivision, combination of Shares, reclassification, or other change in corporate structure or capitalization affecting the Shares,

                         ii) any conversion of the Shares into or exchange of the Shares for other shares as a result of any merger or consolidation (including a sale of assets), or

                         iii) any other event  such that an adjustment
                              is made reasonably necessary to maintain
                              the  proportionate   interest   of   the
                              Optionee.

               5. Grant of Options. On the first working day following the Annual Meeting of Shareholders, from 1997 through 2001, inclusive, each person who is an Eligible Director on such date shall be granted an Option to acquire 1,500 Shares.


               6.   General Terms.    The following  provisions  shall
                    apply to each Option.

                    a) Option Price. The purchase price per Share purchasable under an Option shall be 100% of the Fair Market Value of a Share on the Grant Date.

                    b) Option Period. Each Option granted shall expire 5 years from its Grant Date, and shall be subject to earlier termination as hereinafter provided.

                    c) Service Period. Each Option granted under the Plan shall become exercisable by the
                         Optionee only after the completion of one year of Board service immediately following the Grant Date, except that such Option shall become immediately exercisable upon the Optionee's retirement from the Board in accordance with the Company's Retirement Plan for Non-Employee Directors. As used in this
                         Section (c) and in Section (e) below, the term "one year" shall mean the period commencing on the Grant Date and ending on the day immediately preceding the date of the next Annual Meeting of Shareholders.

                    d) Transfer and Exercise. No Option shall be transferable by the Optionee except by will or the laws of descent and distribution. In the event of the death or any other termination of Board service of an Optionee except  for  retirement under  the  Company's
                         normal policy for retirement of directors from office or except for removal for cause, the Option, if otherwise exercisable by the Optionee at the time of such termination, may be exercised within six months after such termination. In the event of the retirement of an Optionee, the Option, if otherwise exercisable by the Optionee at the time of retirement, may be exercised within three years after retirement; provided, however, that if the Optionee dies during the three year period after retirement, the Option may be exercised until the earlier of the end of such three year period or six months after death. In the event of removal for cause, all previously granted Options shall be of no further force and effect.

                    e) Method of Exercise. Any Option may be exercised, after one year has elapsed since grant, by the Optionee in whole or in part at such time or times and by such methods as the Board may specify. The applicable Option Letter may provide that the Optionee may make payment of the Option price in cash, Shares, or such other consideration as the Board may specify, or any combination thereof, having a Fair Market Value on the exercise date equal to the total Option price.


                    f) Issuance of Certificates; Payment of Cash. Only whole Shares shall be issuable upon exercise of Options. Any right to a fractional Share shall be satisfied in cash. Upon payment to the Company of the option price, the Company shall deliver to the Optionee a certificate for the number of whole Shares and a check for the Fair Market Value on the date of exercise of the fractional share to which the Optionee is entitled.


               7.   Change in Control.

                    a) Effect of Change in Control. Notwithstanding anything in this Agreement to the contrary, all Options shall become immediately exercisable upon the occurrence of a Change in Control, provided that if a proposed transaction involving a Change in Control is affirmatively recommended by a majority of the Board to the Company's shareholders, the Company may, at any time on or after the third business day preceding the consummation of such transaction, with respect to the any unexercisable Option which is or may become exercisable prior to such consummation, require the surrender of the Option by the Optionee upon the payment by the Company to the Optionee in cash of an amount equal to the difference between the option price, and the Fair Market Value of the Shares which are subject to purchase under the terms thereof.


                    b) Definition. For purposes of this Plan, a "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K as in effect on April 28, 1998 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Act"), provided, that, without limitation, a Change in Control shall be deemed to have occurred if:


                         i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Act), other than:

                              (a)  the Company,

                              (b)  any Person who  on the date  hereof
                                   is  a director  or  officer of  the
                                   Company, or

                              (c)  a  trustee   or  fiduciary  holding
                                   securities   under   an    employee
                                   benefit plan of the Company,


                         ii)  is  or becomes  the  beneficial  owner,
                              (as  defined  in  Rule  13-d3  under the
                              Act),   directly   or   indirectly,   of
                              securities of the Company representing more than 50% of the combined voting power of the Company s then outstanding securities; or


                         iii) during  any  period of  two  consecutive
                              years during the term of the Plan, individuals who at the beginning of such period constitute the board of directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or


                         iv)  the shareholders of the Company approve:
                              (A)  a plan  of complete  liquidation of
                              the Company; or (B) an agreement for the
                              sale   or   disposition   of    all   or
                              substantially   all  of   the  Company's
                              assets; or (C) a  merger, consolidation,
                              or reorganization of the Company with or
                              involving  any other  corporation, other
                              than   a   merger,   consolidation,   or
                              reorganization that would result  in the
                              voting   securities   of   the   Company
                              outstanding  immediately  prior  thereto
                              continuing   to  represent   (either  by
                              remaining  outstanding   or   by   being
                              converted into voting securities  of the
                              surviving  entity),   at   least   fifty
                              percent  (50%)  of  the combined  voting
                              power  of the  voting securities  of the
                              Company  (or the surviving entity, or an
                              entity   which  as  a   result  of  such
                              transaction owns the  Company or all  or
                              substantially   all  of   the  Company's
                              assets either directly or through one or
                              more      subsidiaries)      outstanding
                              immediately    after    such     merger,
                              consolidation, or reorganization.


               8.   Amendments and Termination.


                    a) Board Authority. The Board may amend, alter, or terminate the Plan, but no amendment, alteration, or termination shall be made (i) that would impair or adversely affect the rights of an Optionee under an Option theretofore granted, without the Optionee's consent, or (ii) without the approval of the stockholders if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, or if the proposed alteration or amendment would increase the aggregate number of Shares that may be issued upon the exercise of Options (other than pursuant to Section 4(d)); provided, however, that in no event shall this Plan be amended more frequently than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.


                    b) Prior Stockholder and Optionee Approval. Anything herein to the contrary notwithstanding, in the event that amendments to the Plan are required in order that the Plan or any other stock-based compensation plan of the Company comply with the requirements of Rule 16b-3 issued under the Exchange Act as amended from time to time or any successor rule promulgated by the Securities and Exchange Commission related to the treatment of benefit and compensation plans under Section 16 of the Exchange Act, the Board is authorized to make such amendments without the consent of Optionees or the stockholders of the Company.


               General Provisions.


                    a)   Compliance    with    Regulations.        All
                         certificates for Shares delivered under the Plan pursuant to the exercise of any Option shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall not be required to issue or deliver any Shares under the Plan prior to the completion of any registration or qualification of such Shares under any federal or state law, or under any ruling or regulation of any governmental body or national securities exchange that the Board in its sole discretion shall deem to be necessary or appropriate.

                    b) Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required by applicable law or the rules of any stock exchange on which the Common Stock is then listed; and such arrangements may be either generally applicable or applicable only in specific cases.


                    c)   Withholding  of Taxes.   Each  Optionee shall
                         pay to the Company, upon the Company's request, all amounts necessary to satisfy the Company's federal, state and local tax withholding obligations with respect to the grant or exercise of any Option.


                    d) Conformity With Law. If any provision of the Plan is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended in such jurisdiction to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.


                    e) Insufficient Shares. In the event there are insufficient Shares remaining to satisfy all of the Option grants under Section 5 made on the same day, such Option grants shall be reduced pro-rata.

               10. Effective Date and Termination. The Plan became effective on May 7, 1992 and was to terminate immediately following the grant of Options in 1996. Pursuant to resolutions adopted by the
                    Board on March 9, 1996, and approved by the Company s shareholders at the 1996 Annual Meeting of Shareholders, the Plan was extended so as to terminate immediately following the grant of Options called for by Section 5 above in 2001. With respect to outstanding Options, the Plan shall terminate on the date on which all outstanding Options have expired or terminated.


                                     *    *    *    *


                   Certified True and Correct Copy of the Plan as Amended Through April 28, 1998.




    Date:    _______________________      By:  /s/   John R. Gailey III
                                             ------------------------------
                                             Vice President,
                                             General Counsel and Secretary